U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A
                               (Amendment No. 3)


                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): June 10, 2005

                                  WORLD AM, INC.
                (Exact Name of Company as Specified in Its Charter)

          Nevada                      0-30639                   90-0142757
(State or Other Jurisdiction  (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                     Identification No.)

  1400 West 122nd Avenue, Suite 104, Westminster, Colorado       80234
       (Address of Principal Executive Offices)               (Zip Code)

       Company's telephone number, including area code:  (303) 452-0022


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On June 10, 2005, the Company entered into Share Exchange Agreement with Senz-It, Inc., a California corporation ("Senz-It"), and its shareholder, SUTI Holdings LP ("SUTI") (see Exhibit 10.1). Under the terms of this agreement, the Company was to issue the following in exchange for all 1,000,000 shares of Senz-It common stock outstanding:

     (a) A warrant to purchase a total of 12,000,000 shares of Company common stock, exercisable at $0.0001 per share for a period of five years after issuance; and

     (b) 55 shares of Company Series B preferred stock, each share of which is convertible, at the option of SUTI, at any time after the issuance of such share into that number of fully paid and nonassessable shares of common stock equal to 1% of the outstanding shares of common stock of the Company then outstanding, after giving consideration to the shares issued as a result of the conversion, any options, warrants, or other convertible securities then outstanding, and any other securities issued simultaneously on the date of conversion. Each share of Class B preferred stock is entitled to the number of votes to which SUTI would be entitled if it converted its shares of Class B preferred stock at the time of voting.

According to the terms of the Share Exchange Agreement, the warrant and the preferred stock are to be issued upon the closing of this transaction.

     On August 31, 2005, the parties entered into a First Amendment to Share Exchange Agreement (see Exhibit 10.2) and closed this transaction. Under the terms of this amendment, the parties made the following changes, among others, to the Share Exchange Agreement:

     (a) the warrant was increased to a total of 18,000,000 shares of Company common stock;

     (b) the conversion terms of the Series B preferred stock was modified so that each share is convertible into the greater of
     (i) 1% of the outstanding shares of common stock of the Company outstanding as of the date of conversion, after giving consideration to the shares issued as a result of the conversion, any options, warrants, or other convertible securities then outstanding, and any other securities issued simultaneously on the date of conversion, or (ii) 7,272,728 shares of common stock;

     (c) reference to shareholder approval on the part of the Company was deleted since under Nevada law such approval is not required; and

     (d) the Company agrees that no Company securities will be issued without the written permission of SUTI, except shares issued for services as agreed by the Company and the SUTI unless and until director and officer insurance is obtained.

     Press releases discussing the Share Exchange Agreement are attached as Exhibits 99.1, 99.2, and 99.3.

     Senz-It will now exercise the option it holds to enter into an exclusive, royalty-bearing license with the State University of New York at Buffalo (see Exhibit 10.3). This license will cover patents developed by that university that will enable Senz-It to develop technology with an entirely new approach to sensing, process monitoring, homeland security and environmental scanning applications. When executed, this license agreement will be disclosed in a further amended Form 8-K.

     As of June 20, 2005, Select University Technologies, Inc., the general partner of SUTI, had been hired to manage all operations of Senz-It, Inc. under the terms of a Venture Acceleration Agreement
(see Exhibit 10.4).

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     On August 31, 2005, in connection with the Share Exchange Agreement, the Company, as discussed above, issued a warrant to purchase 18,000,000 shares of Company common stock to SUTI. In addition, the Company issued to SUTI 55 shares of Series B convertible preferred stock.

     The issuances were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933. These issuances exceeded 5% of the outstanding shares of the Company of 66,570,285 as of August 31, 2005.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

     With the issuance of the Series B convertible preferred stock, SUTI now control a majority of the voting power of the Company.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                               SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       World Am, Inc.



Dated: November 23, 2005               By: /s/ Robert A. Hovee
                                       Robert A. Hovee
                                       Chief Executive Officer


                               EXHIBIT INDEX

Number           Description

10.1 Share Exchange Agreement between the Company, on the one hand, and Senz-It, Inc. and the shareholders of Senz-It, on the other hand, dated June 10, 2005 (including the following: Exhibit A: Shares to be Issued; Exhibit B:
        Warrant; Exhibit C: Series B Preferred Stock Certificate of Designation; and Exhibit I: Funding Schedule) (not including the following: Exhibit D: World Am, Inc. Officer's Certificate; Exhibit E: Senz It, Inc. Officer's Certificate; Exhibit F: Senz It Financial Statements; Exhibit G: Senz It Contracts; Exhibit H: World Am Contracts; Exhibit J: Form 8-K; Exhibit K: Press Release;
        Schedule 5.7: Taxes; and Schedule 5.9: Legal Proceedings) (incorporated by reference to Exhibit 10.1 of the Form 8-K/A filed on September 7, 2005).

10.2    First Amendment to Share Exchange Agreement between the
        Company, on the one hand, and Senz-It, Inc. and the shareholders of Senz-It, on the other hand, dated August 31, 2005 (incorporated by reference to Exhibit 10.2 of the Form 8-K/A filed on September 7, 2005).

10.3 Option to Exclusive License Agreement between Senz-It Inc. and The Research Foundation of State University of New York, dated June 20, 2005 (incorporated by reference to Exhibit
        10.3 of the Form 8-K/A filed on September 7, 2005).

10.4    Venture Acceleration Agreement between Senz-It, Inc. and
        Select University Technologies, Inc., dated June 20, 2005
        (filed herewith).

99.1    Press Release issued by the Company, dated June 13, 2005
        (incorporated by reference to Exhibit 99 of the Form 8-K filed on June 16, 2005).

99.2    Press Release issued by the Company, dated August 9, 2005
        (incorporated by reference to Exhibit 99.2 of the Form 8-K/A filed on September 7, 2005).

99.3 Press Release issued by the Company, dated September 7, 2005 (incorporated by reference to Exhibit 99.3 of the Form 8-K/A filed on September 7, 2005).

                               EX-10.4
                 VENTURE ACCELERATION AGREEMENT

                 VENTURE ACCELERATION AGREEMENT

     THIS VENTURE ACCELERATION AGREEMENT (this "Agreement") is made and effective as of the date set forth below ("Effective Date") by and between Senz-It Inc, a California corporation (the "Corporation") and Select University Technologies, Inc., a California corporation (the "Manager")

                                    RECITALS:

     WHEREAS, the Corporation has acquired from The Research Foundation of State University of New York (the "Licensor") certain rights to technology relating to the technology described on Exhibit "A" attached hereto (the "Technology") pursuant to the terms and conditions of a License Agreement made on or about June 20, 2005 between the Corporation and Licensor; and

     WHEREAS, the Corporation will receive funding from World Am
Communications Inc. (the "Fund") which funds will be utilized to develop and commercialize the Technology;

     WHEREAS, the Corporation intends to utilize and develop and commercialize the Technology; and

     WHEREAS, in furtherance of its efforts to develop and commercialize the Technology, the Corporation desires to avail itself of the experience, advice, assistance and certain facilities of the Manager and to have the Manager provide the services and other benefits described hereinafter on behalf of the Corporation, on the terms and conditions set forth below;

                                   AGREEMENT:

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby covenant and agree as follows:

                                   ARTICLE 1
                                 INTERPRETATION

1.1  Definitions

     The terms defined in this Section 1.1 whenever used in this Agreement, unless the context otherwise requires, shall have the respective meanings as hereinafter specified:

     "Affiliate" when used to indicate a relationship with any person, corporation or entity shall mean any relationship whereby one party controls, is under common control or is controlled by another party, whether directly or indirectly;

     "Agreement" includes this agreement, any agreement which is supplementary to or an amendment or confirmation of this Agreement and any schedules or exhibits attached to this Agreement;

     "Effective Date" means the effective date of this Agreement, which date is set forth on the signature page to this Agreement.

     "Gross Profit" means Gross Revenues less cost of goods sold, relating to the sale of the technology developed by the Corporation as calculated in accordance with generally accepted accounting principles;

     "Gross Revenues" means all revenue received from all sources from the sale of the products developed by the Corporation utilizing the Technology, as calculated in accordance with generally accepted accounting principles;

     "Management Fee" shall have the meaning ascribed to it in
Section 3.1;

     "Operating Profit" shall mean profit before interest and taxes, calculate in accordance with generally accepted accounting principles;

     "Performance Fee" shall have the meaning ascribed to it in
Section 3.2;

     "Person" means an individual, corporation, partnership, joint venture, trust, unincorporated organization, any government or agency or instrumentality thereof or any other entity;

     "Budget" shall have the meaning ascribed to it in Section 2.2.

1.2  Number and Gender

     Whenever the context so requires, a term used herein importing the singular number only will include the plural and vice versa and words importing any gender will include all other genders.

1.3  Headings

     The article and section headings have been inserted for convenience only and neither limit nor amplify the meaning of the provisions contained herein.

                                 ARTICLE 2
                         APPOINTMENT OF THE MANAGER

2.1  Management Services and Duties

     In consideration for the payment of the Management Fee and the Performance Fee as set out in Article 3, the Corporation hereby appoints the Manager and the Manager hereby accepts the appointment as manager of the Corporation, subject to and in accordance with the terms, conditions and limitations of this Agreement. Pursuant to appointment, Manager shall provide the Corporation the services called for in this Agreement and, in connection therewith, shall furnish certain personnel and property for the benefit of the Corporation as set out in Schedule "A" hereto, all at such time and in such manner and as the Manager may determine from time to time in its reasonable discretion, that are necessary or advisable in relation to the objectives and activities contemplated by the Budget (as hereinafter defined) in effect from time to time.

2.2  Budget

     The four operational milestones for the development and commercialization of the Technology by the Corporation are: (i) development of engineering prototype, (ii) development of manufacturing prototype, (iii) first sales of product, and (iv) cash-flow break-even. The description of these milestones and the activities, resources and estimated costs necessary to achieve these operational milestones are set forth in the Corporation's business plan, ("Plan") which Plan was presented to and was the basis of the Fund's decision to invest in the Corporation. The Manager shall develop and provide to the Corporation a proposed budget of the estimated costs to achieve each operational milestone which budget shall be consistent with the Plan (the "Budget"). The Budget shall also include details of proposed costs and expenditures for the services and items which are to be provided by the Corporation and are not part of the services provided by Manager under this Agreement as set forth in Section 2.3. The portion of the Budget relating to the first operational milestone shall have been submitted to and approved or ratified by the Board of Directors concurrent with the execution of this Agreement. The portion of the Budget for each subsequent operational milestone shall be submitted to and approved by the Board of Directors of the Corporation together with a Notice of Milestone Achievement confirming that the previous milestone has been met. The Board of Directors shall promptly meet to approve the Budget for next operational milestone, and the Notice of Milestone Achievement, upon submission by the Manager, which approval shall be forwarded to the Fund in connection with the Corporation's request for incremental investment by the Fund, consistent with the Budget for the next operational milestone.

2.3  Services Not Provided by The Manager

     The Parties agree that the Corporation shall be responsible for payment of certain expenses, as set out in Schedule "A" hereto ("Corporation and Manager Expenses"), and that such expenses are solely for the Corporation's responsibility and are not provided by the Manager and are not included in the Management Fee or Performance Fee paid to the Manager. If the Manager has paid such Corporation Expenses on behalf of the Corporation, the Corporation shall reimburse the Manager within five (5) days after receipt of notice or an invoice thereof from the Manager.

2.4  Standard of Care

     In exercising its powers and discharging its duties under this Agreement, the Manager shall exercise that degree of care, diligence and skill that a reasonable business manager would exercise in comparable circumstances.

     It is acknowledged and understood by the parties hereto that the Manager may in its capacity as adviser and manager delegate the performance of certain of the services to be provided by Manager hereunder to any other party, corporation or entity provided that such delegation shall not relieve the Manager of its obligations under this Agreement. The Manager will absorb and be responsible for any costs incurred in connection with such delegation of its obligations.

2.5  Other Project and Activities

     The Corporation hereby acknowledges that the Manager is and will be engaged in, and will continue to engage in, providing management services with respect to other parties and projects ("Other Projects"), and accordingly, the Manager will divide its time between its obligations under this Agreement and Other Projects. The Corporation will not, by reason of this Agreement or otherwise, have or be entitled to an interest in any such Other Projects. The Corporation hereby consents to Manager providing services and performing activities for such Other Projects and agrees that nothing herein shall prevent the Manager or any of its officers, directors, employees or agents of any of its Affiliates from rendering services or acting as advisor or manager to any Other Project or Person even though such Other Project or Person may have business interests similar to those of the Corporation, subject to the limitations set forth in Section 4.4 hereto.

2.6  No Liability for Advice

     The Manager shall not be liable, answerable or accountable for any loss or damage resulting from the advice given by the Manager or the exercise by the Manager of its discretion or its refusal to exercise a discretion, provided that the Manager has acted in an honest manner and is not in breach of any of its obligations hereunder.

                                ARTICLE 3
                       REMUNERATION OF THE MANAGER

3.1  Management Fee

     (a) For managerial and administration services provided hereunder, the Manager shall receive from the Corporation a one-time initial fee of $100,000 concurrent with the execution of this Agreement. The Manager will also receive from the Corporation during the term of this Agreement an annual fee in the amount of $780,000.00 (the "Management Fee").

     (b) The annual Management Fee shall be paid to the Manager, in advance, on the first Business Day of every month, in twelve equal installments of $65,000.00, commencing as of the Effective Date. In the event the Effective Date is not the first day of a calendar month, the Management Fee shall be pro-rated for the first and last months governed hereby based on the actual number of calendar days for which this Agreement shall have been in effect.

3.2  Performance Fee

     (a) The Manager will be entitled to receive from the Corporation, an additional fee of six percent (6%) of Gross Revenues for the first three years of this Agreement, commencing as of the Effective Date (the "Performance Fee"). Thereafter, the Performance Fee will be calculated at 15% of quarterly Operating Profit (as determined before calculating the Performance Fee) for the remaining term of this Agreement, subject to 3.2(c) below.

     (b) The Performance Fee shall be calculated quarterly by the Manager commencing on the Effective Date of this Agreement, and shall be paid to the Manager within 30 days following delivery of an invoice thereof from the Manager to the Corporation.

     (c) If the Corporation has an Operating Profit in the fourth quarter of its third year of operations, Manager shall be entitled to receive 15% of the Gross Revenue of the Corporation during the two years following expiration of the Initial Term of this Agreement, to be paid on a quarterly basis as set forth above.

3.3  Financial Records

     (a) The Manager shall cause to be prepared and the Corporation shall maintain financial records and books of account, including without limitation, such financial statements and records as are necessary for the accurate determination of Gross Revenue, Operating Profit, Management Fee, Performance Fee and Bonus Fee under this Agreement. The Corporation's financial records will be kept in compliance with Generally Accepted Accounting Principles (GAAP) consistently applied and will be subject to audit by a national accounting firm to be selected by the Board of Directors of the Corporation.

                                 ARTICLE 4
                              INDEMNIFICATION

4.1  Confidentiality

     The Manager shall keep confidential any Confidential Information (as hereinafter defined) relating to the Corporation's business, finances, marketing and Technology, to which it obtains access and shall take all reasonable precautions to protect such Confidential Information of the Corporation or any part thereof from any use, disclosure or copying except as expressly authorized by this Agreement or the Corporation. Confidential Information includes marketing plans, product plans, business strategies, financial information, forecasts, personnel information, customer lists, trade secrets and any other nonpublic technical or business information, which Company treats as confidential for any purpose, such as maintaining a competitive advantage or avoiding undesirable publicity. Such Confidential Information shall be identified in writing or marked as confidential or if given to Manager's representatives orally or visually, is identified as confidential at the time of disclosure and subsequently confirmed as confidential in writing within ten (10) days of such disclosure. Confidential Information of the Corporation shall not include (i) information which is or becomes available to the public through no fault of the Manager or, (ii) which is disclosed to the Manager by a third party who had lawfully obtained such information and without breach of third party's confidential obligations, (iii) which information was already known to or in the possession of Manager prior to the time it was disclosed by Corporation, or (iv) is independently developed by Manager without use of Confidential Information of the Corporation.

4.2  Indemnification

     (a) The Corporation shall indemnify, defend and hold harmless, the Manager and any Person who, at the request of the Manager, is providing services or is serving or shall have served as a director, officer or employee of the Manager or an Affiliate ("Indemnitee") against all claims, action, suit or proceeding, demands, losses, obligations, damages, deficiencies, liabilities and expenses (including judgment, fines, penalties, interest, amounts paid in settlement and attorney fees and costs ("Claim") that arise from, in connection with, or related in any matter to this Agreement and the services to be provided hereunder, provided, any Indemnitee or person claiming indemnification hereunder shall not be entitled to indemnification if and to the extent that such party shall have been finally determined to be in material breach of duties under this Agreement, guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of duty to the Manager of the Corporation in connection with the events giving rise to such Claim.

     (b) For the purposes of this Section 4.2 "action, suit or proceeding" shall include every action, suit or proceeding, civil, criminal or other, and the right of indemnification conferred thereby shall extend to any threatened action, suit or proceeding.

                                ARTICLE 5
                         TERM AND TERMINATION

5.1  Term

     This Agreement shall continue in force for an initial term of three (3) years from the Effective Date ("Initial Term") and may be renewed upon terms and conditions mutually agreed upon by the parties.

5.2  Payment

     Upon the expiration or termination of this Agreement, the Manager shall be paid all compensation due for services rendered through the date of termination, all accrued compensation and payments and all future payments which Manager is entitled to receive under the terms of the Agreement, included but not limited to the payments described in Article 3 and shall be reimbursed for all expenses incurred in its capacity as Manager to the date of termination.

5.3  Termination

     (a) The Manager's appointment and all authority hereunder shall be terminable by written notice from the Corporation in the event that the Manager:

          (i) Is in material breach of any of its obligations, representations or warranties under this Agreement and has failed to cure such breach, or failed to commence steps designed to cure such breach, within thirty (30) days after receiving written notice of the breach from the Corporation; which specifies in detail the nature of such breach. The parties agree that the failure of the Corporation to meet or perform in accordance with the Budget during the first three (3) years after the Effective Date shall not be deemed to constitute a breach of this Agreement.

          (ii) Becomes bankrupt, wound-up, insolvent or dissolved, whether voluntary or involuntary.

     (b) The Manager shall have the right to terminate this Agreement by written notice to the Corporation in the event that the Corporation:

          (i) Is in material breach of any of its obligation, representation or warranty under this Agreement and has failed to remedy or cure the breach, or commence steps designed to cure such breach, within 30 days after receiving notice of the breach from the Manager, which notice shall specify in detail the nature of such breach;

          (ii) Becomes bankrupt, wound-up, insolvent or dissolved, whether voluntary or involuntary; or

          (iii) The Corporation fails to make payment to the Manager of the Management Fee or the Performance Fee and has failed to rectify the breach of payment within 30 days after receiving notice of such breach from the Manager.

     (c) Notwithstanding any other provisions herein, except as provided in 5.3(a) or 5.3(b), neither party may terminate this Agreement for any reason before the expiration of the Initial Term of this Agreement.

                                 ARTICLE 6
                                MISCELLANEOUS

6.1  Mediation and Arbitration

     (a) The parties agree to settle all claims, controversy and disputes ("Claims") arising under or relating to this Agreement through mediation and arbitration at the offices of Judicial Arbitration and Mediation Services/EnDispute (J.A.M.S.) in Orange County, California. The Claims subject to the provision of these mediation and arbitration provisions are to be broadly defined, including but not limited to the following: contract claims, tort claims, all statutory claims, compensation claims and claims for injunctive relief.

     (b) All Claims shall first be submitted for resolution by mediation. The Complaining party must contact J.A.M.S. to schedule a settlement conference within three (3) months of the action or event giving rise to the Claim. The parties may mutually agree on a mediator from the J.A.M.S. panel. If they are unable to agree, J.A.M.S. will provide a list of the three (3) available mediators, and each party may strike one. The remaining mediator will serve as a mediator at the settlement conference. Neither party may initiate arbitration proceedings until mediation is completed.

     (c) All Claims arising under this contract which are not resolved through mediation may be submitted to J.A.M.S. for binding arbitration. The parties agree that (i) arbitration must be initiated within three (3) months of the completion of mediation and in no event later than one (1) year after the claimed breach occurred and (ii) that the failure to initiate arbitration within said period constitutes an absolute bar to the institution of any new or other proceedings. The aggrieved party can initiate arbitration by sending written notice of an intention to arbitrate to all parties and to J.A.M.S. The notice must contain a description of the Claim, the amount involved, and the remedy sought. If and when a demand for arbitration is made by either party, the parties agree to execute a Submission Agreement, provided by J.A.M.S., setting forth the rights of the parties for the arbitration and the rules and procedures to be followed at the arbitration hearing.

          The parties may agree on a retired judge from the J.A.M.S. panel to serve as arbitrator. If they are unable to agree, J.A.M.S. will provide a list of three (3) available retired judges and each party may strike one. The remaining retired judge will serve as the arbitrator.

     (e) The arbitration shall comply with and be governed by the provisions of the California Arbitration Act, California Code of Civil Procedure (Sections 1280 through 1294.2) and any award by the arbitrator shall be enforceable in any court of competent jurisdiction. The prevailing party shall be entitled to recover the costs of the services provided by J.A.M.S. in connection with any arbitration under this Agreement. If there is no certain and definite prevailing party, as determined by the arbitrator, then the parties shall share the cost of the services provided by J.A.M.S. equally.

6.2  No Partnership or Joint Venture or Agency

     Nothing herein contained shall be construed as creating a partnership, joint venture or association of any kind or as imposing upon any party any partnership duty, obligation or liability to any other party.

6.3  Amendments

     This Agreement shall not be amended or varied in its terms by oral agreement or by representations or otherwise except by instrument in writing executed by the duly authorized representatives of the parties hereto or their respective successors or assigns.

6.4  Force Majeure

     Neither party shall be liable for failure to perform its obligations hereunder due to Causes Beyond Its Reasonable Control and without the fault or negligence of such party provided that such party shall use all reasonable efforts within its control in attempting to remove the cause. Such Causes Beyond Its Reasonable Control shall include but not be limited to strikes and labor disputes, acts of God or government, acts of war, riots or epidemics. In the event that any such Causes should continue for a period of twelve months, the other party shall have the right to terminate this Agreement by giving notice to the other party.

6.5  Assignment

     This Agreement shall not be assigned by any party hereto without the prior written consent of the other party. This Agreement shall enure to the benefit of and be binding upon each of the parties hereto and their respective successors and permitted, assigns.

6.6  Severability

     If any provision of this Agreement shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provisions in such jurisdiction and shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Agreement in any jurisdiction.

6.7  Notices

     Any notice, report, remittance, consent or any instrument required or permitted to be given or made pursuant hereto shall be in writing and may be given by (i) personal delivery (ii) facsimile,
(iii) courier service, or (iv) send certified mail, addressed as follows:

Senz-It Inc.
4040 MacArthur Blvd, Ste. 240
Newport Beach, CA 92660
Fax:      949-955-2739
Attention:     Robert A. Hovee

and, if addressed to the Manager, to:

Select University Technologies, Inc.
4040 MacArthur Blvd, Ste. 240
Newport Beach, California 92660
Fax:  (949) 955-2739
Attention:  Frederick T. Rogers, President

Any such instrument shall be deemed received and delivered (i) upon personal delivery (ii) confirmation of receipt if sent by facsimile,
(iii) twenty-four (24) hours after delivery to courier for next day delivery, or (iv) if mailed, the actual date of receipt. The address at which notice may be given to a party may be changed by the giving of notice of such change by that party to the other party as provided for in this paragraph.

6.8  Reliance

     The Manager shall be entitled to rely on statements, advice or opinions (including financial statements and auditor's reports) of agents (any of which may be persons with which the Manager or an agent is affiliated) whose professions give authority to a statement made by them on the subject in question and who are considered by the Manager to be competent. The Manager may rely, and shall be protected in acting, upon any instrument or other documents believed by it to be genuine and in force.

6.9  Governing Law

     The provisions of this Agreement shall be governed by and construed in accordance with the internal laws of the State of California without regard to the conflicts of laws provisions thereof.

6.10  Times of Essence

     Time shall be of the essence of this Agreement.

6.11  Further Assurances

     Subject to the terms of this Agreement, each of the parties hereto shall from time to time and at all times hereafter, without further consideration, do and perform all such further acts and things, and execute and deliver all such further agreements, assurances, deeds, assignments, conveyances, notices, releases and other documents and instruments, as may reasonably be required to assure the carrying out of the intent and purpose of this Agreement.

6.13  Entire Agreement

     This Agreement expresses and constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement by their proper officers duly authorized in that behalf as of the day and year first above written.


SENZ-IT INC.


By: /s/  Robert A. Hovee
Its: Chairman of the Board



SELECT UNIVERSITY TECHNOLOGIES, INC.


By: /s/  Frederick T. Rogers
Its: President



                                   Exhibit A

                       Patents and Patent Applications



Patent or
Application                     Title (RF Docket                           Faculty
  Number          Location           Number)        Filed     Assignee     Inventors      Sponsor
6,241,948        US patent      Low Power Solid-    Issued     Research     Bright,      Office of
                                State Sensor        6/5/2001   Foundation   Jordan,      Naval
                                Device (R 5449)                            Watkins,     Research
                                                                           Wenner

6,492,182        US patent      Micromachined       Issued     Research    Bright,      Office of
                                Microsensor         12/10/2002 Foundation  Baker,       Naval
                                Arrays for                                 Doody,       Research
                                Chemical Sensing                           Wenner
                                Applications
                                (R 5516)

6,582,966        US patent      Micromachined       Issued     Research    Bright,     Office of
                 (divisional)   Microsensor         6/24/2003  Foundation  Baker,      Naval
                                Arrays for                                 Doody,      Research
                                Chemical Sensing                           Wenner
                                Applications
                                (R 5516)

6,589,438        US patent      Micromachined       Issued     Research    Bright,     Office of
                 (divisional)   Microsensor         7/8/2003   Foundation  Baker,      Naval
                                Arrays for                                 Doody,      Research
                                Chemical Sensing                           Wenner
                                Applications
                                (R 5516)

60/351,592       US             Pin Printed         Filed      Research    Bright, Cho  National
                 provisional    Chemical Sensor     1/25/2002  Foundation               Science
                                Array for                                               Foundation
                                Simultaneous
                                Multi-Analyte
                                Detection
                                (R 5729)

10/351,109       US             Pin Printed         Filed      Research    Bright, Cho   National
                 provisional    Chemical            1/24/2003  Foundation                Science
                 continuation-  Sensor Array                                             Foundation
                 in-part        for
                                Simultaneous
                                Multi-Analyte
                                Detection
                                (R 5729)

10/948,062       US non-        CMOS Optical        Filed      Research   Bright,       National
                 provisional    Detectors           9/23/2004  Foundation Titus         Science
                                and Lock-In                                             Foundation
                                Amplifiers
                                Used for
                                Detection of
                                Emission
                                from Sensor
                                Array
                                Platforms
                                (R5767)

Applied;        US non-         Site                Filed     Research    Bright       National
serial          provisional     Selectively         12/8/2004 Foundation               Science
number                          Tagged and                                             Foundation
pending                         Templated
                                Xerogels for
                                Sensor
                                Applications
                                (R 5821)

PCT/US04/       US PCT          Site Selectively    Filed      Research   Bright       National
                                Tagged and          12/8/2004  Foundation              Science
                                Templated                                              Foundation
                                Xerogels for
                                Sensor
                                Applications
                                (R 5821)

Applied;        US non-         Protein Imprinted   Filed      Research   Bright       National
serial          provisional     Xerogels with       1/7/2005   Foundation              Science
number                          Integrated                                             Foundation
pending                         Emission
                                Sites
                                (PIXIES)
                                (R 5828)

PCT/US04/       US PCT          Protein Imprinted   Filed      Research   Bright       National
                                Xerogels with       1/7/2005   Foundation              Science
                                Integrated                                             Foundation
                                Emission Sites
                                (PIXIES)
                                (R 5828)

10/945,344      US non-         Temporally          Filed      Research   Bright,      None
                provisional     Addressable         9/20/2004  Foundation Cartwright,
                                Biochemical                               Titus
                                Sensor Arrays
                                (R 5834)

10/957,254      US non-         Sensor Elements     Filed      Research   Bright,      None
                provisional     for Aqueous         10/1/2004  Foundation Cartwright,
                                Samples                                   Titus
                                (SEAS) (R 5843)

60/551,818      US              Photonic           Filed       Research   Bright,     National
                provisional     Sensor             3/10/2004   Foundation Holthoff    Science
                                Arrays Based                                          Foundation
                                on a Non-
                                Electrical
                                Light Source
                                (R 5894)

60/551,818      US              High              Filed        Research   Bright      Office of
                provisional     Stability         3/10/2004    Foundation             Naval
                                Xerogel-                                              Research
                                Based
                                Sensors with
                                Linear
                                Calibration
                                Curves (R 5896)

60/551,818     US               Diversified       Filed       Research   Bright       National
               provisional      Xerogel-          3/10/2004   Foundation              Science
                                Based                                                 Foundation
                                Sensors to
                                Improved
                                Analyte
                                Detection
                                and
                                Quantification
                                (R 5898)

60/551,818     US               Tailored         Filed       Research   Bright,       National
               provisional      Pins for         3/10/2004   Foundation Tehan         Science
                                High Density                                          Foundation
                                Microarray
                                Production
                                (R 5899)

60/551,818     US               Chemically       Filed       Research   Bright,       National
               provisional      Responsive       3/10/2004   Foundation Holthoff      Science
                                Nanosensors                                           Foundation
                                with
                                Integrated
                                Light
                                Sources (R 5902)

Data           US non-          Diversified      To be filed  Research   Bright       National
from R-5914    provisional      Chemical                      Foundation              Science
will be                         Responses                                             Foundation
included                        from a
when                            Single
converting                      Chemical
provisional                     Sensor (R 5914)
filed for R-
5894, 5896,
5898, 5899, &
5902 to
non-provisional



                                            SCHEDULE A

Corporation and Manager Expenses

     THIS SCHEDULE A to the Venture Acceleration Agreement dated June 20, 2005 made between SENZ-IT INC. (Corporation) and SELECT
UNIVERSITY TECHNOLOGIES, INC. (Manager).

1. Manager will provide senior managerial services of the following persons as it determines the need:

-  Chief Executive Officer
-  Vice-President - Sales and Marketing
-  Vice President - Operations
-  Vice President - Corporate Services
-  Vice-President - Planning & Development
-  Vice President - Finance & Administration

Manager will not provide management personnel of the Corporation, including:

President and/or Chief Operating Officer
Director of Sales
Director of Engineering
Director of Operations
Director of Marketing

Manager will not provide direct sales personnel, and administrative and clerical support for the Corporation's management and sales personnel.

2. Rent and related charges pertaining to the Manager's principal office, located in Orange County, California (the "Head Office").
Manager will not provide rent and related charges for Corporation's required premises, including the Head Office.

3. All general-purpose furniture, computers, printers, copiers, telecommunications equipment and other necessary office equipment for the Manager's and the Corporation's personnel based in Head Office. Manager will not provide furniture and equipment for the Corporation's non-Head Office personnel. Manager will not provide special purpose furniture and equipment related to the Corporation's specific business.

4. All software licenses for computer programs reasonably necessary for use by the Manager's and the Corporation's personnel based in Head Office. The Manager will not provide licenses for specialized software related to the Corporation's business or general software licenses for the Corporation's non-Head Office personnel.

5. All telecommunications and similar charges incurred by Manager's and the Corporation's personnel based in the Head Office. The
Manager will not pay telecommunication charges incurred with respect to the Corporation's personnel outside of Head Office.

6. Business taxes and similar assessments relating to Head Office. Manager will not provide business taxes and similar assessments on premises other than Head Office.

7. Administrative and clerical support services as such relate to or are required by Manager's personnel who perform services for the Corporation.

8. Regular day-to-day bookkeeping and accounting services and related costs. Manager will not provide services required to be performed by third parties, such as audits of the Corporation's financial statements.

9. Market research services performed by Manager's personnel. Manager will not pay for third party market research materials obtained from third parties.

10. Administration of the Corporation's payroll and employee benefits plans by Manager's personnel. Manager will not pay for Corporation's employee benefits and third party benefit plan costs.

11. Supervision of publicity and public relations functions and services for the Corporation. The Manager will not provide advertising, trade show, collateral materials and promotional costs for the Corporation.

12. Travel expenses incurred by the Manager's personnel on the Corporation's business. Manager will not provide travel expenses incurred by the Corporation's personnel.

13. Subscriptions to general business publications subscriptions and memberships to trade associations. Manager will not pay for industry specific memberships and subscriptions.

14. Manager will not provide the Corporation's office supplies, such as letterhead, business cards and business forms.

15. Manager will not pay for professional fees specific to the Corporation's business.

16. Manager will not pay for the Corporation's corporate filing fees, taxes, insurance or licensing fees.

17. Manager will not pay for courier, shipping and freight costs relating to the Corporation's receipt of parts, components and raw materials, and shipment of finished goods.

18. Manager will not pay for consultants engaged by the Corporation for the Corporation's business.

19. Manager will not pay for any other costs relating to the Corporation not listed above which have been identified and approved by the Corporation's Board of Directors through the budget process.